UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Bed Bath & Beyond Inc. (the “Company”) hereby announces the termination of its previously announced exchange offers (the “Exchange Offers”) and consent solicitations with respect to its (i) 3.749% Senior Notes due 2024 (the “2024 Notes”), (ii) 4.915% Senior Notes due 2034 (the “2034 Notes”) and (iii) 5.165% Senior Notes due 2044 (collectively with the 2024 Notes and the 2034 Notes, the “Existing Notes”) as a result of the conditions applicable thereto not being satisfied.

As a result of the termination of the Exchange Offers, none of the Existing Notes that have been tendered in the Exchange Offers will be accepted for purchase and no consideration will be paid or become payable to holders of the Existing Notes who have tendered their Existing Notes in the Exchange Offers. All Existing Notes previously tendered and not withdrawn will be promptly returned or credited back to their respective holders.

The Company has also filed a Notification of Late Filing with the Securities and Exchange Commission (the “SEC”) with respect to its Quarterly Report on Form 10-Q for the three months ended November 26, 2022 in which the Company gives financial information regarding the three months ended November 26, 2022, explains the reasons for the late filing and discusses certain developments. The Company expects to file its Quarterly Report on Form 10-Q on Tuesday, January 10, 2023 which is within the five-calendar day extension provided by Rule 12b-25.

On January 5, 2023, the Company filed a press release with respect to certain business update. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934, as amended. Words such as “expect,” “will,” “working,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the filing of the Form 10-Q, the estimated reporting of financial results and the Company’s ability to execute its transformative plans. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risk factors described in the Company’s filings with the SEC, a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to file its Form 10-Q within the five-day extension permitted by the rules of the SEC, and the outcome of the Company’s impairment and tax provision analysis. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on January 5, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: January 5, 2023	By:	/s/ Laura Crossen
Laura Crossen
Interim Chief Financial Officer